SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2003


                        CHESAPEAKE UTILITIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE         001-11590         51-0064146
                  --------         ---------         ----------
              (State or other     (Commission     (I.R.S. Employer
              jurisdiction  of        File        Identification No.)
              incorporation or       Number)
               organization)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
                                 --------------
              (Registrant's Telephone Number, including Area Code)


         _______________________________________________________________
               (Former name, former address and former fiscal year,
                          if changed since last report.)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c) Exhibit 99 - Press Release of Chesapeake Utilities Corporation, dated May 12, 2003.


ITEM  9.  REGULATION  FD  DISCLOSURE.

On May 12, 2003, the registrant, Chesapeake Utilities Corporation, issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 hereto and is incorporated by reference herein. The information in the press release is being furnished under Item 12 and is being presented under this Item 9 in accordance with the Securities and Exchange Commission's interim guidance regarding the disclosure requirements of Item 12 on Form 8-K, as set forth in Release No. 33-8216.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Chesapeake  Utilities  Corporation



/s/  Michael  P.  McMasters
---------------------------
Michael  P.  McMasters
Vice  President,  Treasurer  and  Chief  Financial  Officer


Date:  May  12,  2003